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                                                                    EXHIBIT 24.1

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY

                                 April 12, 2006

     Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, each undersigned party hereby agrees to the joint filing, on behalf of such undersigned party with respect to the common stock, no par value per share, of PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation, of any and all form(s), statement(s), report(s), and/or document(s) required to be filed by such undersigned party under Section 16 or Section 13(d) of the Exchange Act (including any amendment(s), supplement(s), and/or exhibit(s) thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange or national securities association, also with the exchange or association), and further agrees that this Joint Filing Agreement and Power of Attorney shall be included as an Exhibit to each such joint filing.

     Know all men by these presents, that each undersigned party hereby constitutes and appoints each of Steven Blasnik and David Radunsky, and each of them, as the true and lawful attorneys-in-fact and agents, or attorney-in-fact and agent, of such undersigned party with full power and authority and full power of substitution and resubstitution, for, in the name of, and on behalf of such undersigned party, place and stead, in any and all capacities, (i) to execute any and all form(s), statement(s), report(s), and/or document(s) required to be filed by such undersigned party under Section 16 or Section 13(d) of the Exchange Act (including any and all amendment(s), supplement(s), and/or exhibit(s) thereto), for, in the name of, and on behalf of such undersigned party, in the capacity of the undersigned as a director, officer, and/or beneficial owner of securities of PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation, (ii) to do and perform any and all acts for, in the name of, and on behalf of such undersigned party which said attorneys-in-fact, or any of them, determine may be necessary or appropriate to complete and execute any and all such form(s), statement(s), report(s), and/or document(s), any and all such amendment(s), supplement(s), and/or exhibit(s) thereto, and any and all other document(s) in connection therewith, (iii) to file such form(s), statement(s), report(s), and/or document(s), any and all such amendment(s), supplement(s), and/or exhibit(s) thereto, and any and all other document(s) in connection therewith with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange or national securities association, also with the exchange or association), and (iv) to perform any and all other acts that said attorneys-in-fact or agents, or any of them, determine may be necessary or appropriate in connection with the foregoing that may be in the best interest of or legally required by such undersigned party, granting unto said attorneys-in-fact and agents, or any of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as said attorneys-in-fact and agents, or any of them, might or should do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof. Each undersigned party acknowledges that the foregoing attorneys-in-fact and agents, or any of them, in serving in such capacity at the request of such undersigned party, are not assuming any of the responsibilities of the undersigned to comply with
Section 16 or Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. This Joint Filing Agreement and Power of Attorney shall remain in full force and effect until revoked by any undersigned party, with respect to such undersigned party, in a signed writing delivered to said attorneys-in-fact and agents, or any of them.

     IN WITNESS WHEREOF, each undersigned party, being duly authorized, has caused this Joint Filing Agreement and Power of Attorney to be executed and effective as of April 12, 2006.

                                    PARKCENTRAL GLOBAL HUB LIMITED

                                    By:    Parkcentral Capital Management, L.P.
                                    Its:   Investment Adviser

                                    By:     /s/ David Radunsky
                                           -------------------------------------
                                    Name:  David Radunsky
                                    Title: Chief Operating Officer

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                                    PARKCENTRAL CAPITAL MANAGEMENT, L.P.

                                    By:     /s/ David Radunsky
                                           -------------------------------------
                                    Name:  David Radunsky
                                    Title: Chief Operating Officer

                                     /s/ Steven Blasnik
                                    --------------------------------------------
                                    STEVEN BLASNIK

                                    PETRUS SECURITIES, L.P.

                                    By:     /s/ David Radunsky
                                           -------------------------------------
                                    Name:  David Radunsky
                                    Title: Chief Operating Officer

                                    HILL AIR COMPANY I, LLC

                                    By:     /s/ David Radunsky
                                           -------------------------------------
                                    Name:  David Radunsky
                                    Title: Chief Operating Officer